                                                                    EXHIBIT 10.2


                    EMPLOYEE SEPARATION AGREEMENT AND RELEASE

         THIS EMPLOYEE SEPARATION AGREEMENT AND RELEASE (the "AGREEMENT") is made and entered into effective as of the date set forth on the signature page hereto (the "EFFECTIVE DATE") by and between INSITUFORM TECHNOLOGIES, INC., a Delaware corporation, or one of its subsidiaries as shown on the signature page hereto ("EMPLOYER"), and the individual listed on the signature page hereto ("EMPLOYEE").

                              PRELIMINARY STATEMENT

         A. Employee's employment with Employer terminated as of the date shown on the signature page hereto ("EMPLOYMENT TERMINATION DATE").

         B. Employer and Employee desire to resolve all matters relating to or arising out of Employee's employment by Employer and Employee's subsequent termination.

         C. Employee has been (or is being) provided at least twenty-one (21) days from the offer date set forth on the signature page hereto (the "OFFER DATE") to consider the meaning and effect of this Agreement prior to accepting this Agreement (the "ACCEPTANCE DATE"). Employee has been (or hereby is) advised in writing to consult with an attorney prior to executing this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. EMPLOYMENT TERMINATION; ACCEPTANCE. The employment of Employee by Employer, in any capacity whatsoever, ceased (or will cease) as of the Employment Termination Date. Any and all right or authority of Employee to act as an agent of Employer, in any manner whatsoever, terminated (or will terminate) on that date. If Employee does not return a signed copy of this Agreement to Employer by the Acceptance Date (which is 30 days after the date this Agreement was given to Employee), then this Agreement shall be null, void and of no force or effect.

         2. SEPARATION PAYMENTS.

                  (a) PAYMENTS. As consideration for this Agreement, Employer agrees to pay Employee the amounts set forth on the signature page hereto as shown on the signature page hereto (the "SEPARATION PAYMENTS").

                  (b) GENERAL. All Separation Payments shall be made subject to any applicable federal, state and local income tax or other appropriate withholding requirements. Further, the Separation Payments represent all of the compensation (including vacation and severance pay) to which Employee is, or may be, entitled by virtue of Employee's employment and separation from employment with Employer. This Section 2, however, shall have no force or effect if Employee revokes Employee's acceptance of this Agreement pursuant to Section 9 hereof.

         3. EMPLOYEE REPRESENTATIONS AND RELEASE.

                  (a) REPRESENTATIONS. Employee represents and warrants to Employer that (i) Employee (A) has not filed any suit, action, claim, allegation or other proceeding at law or in equity, before any court, governmental agency, arbitration panel or other forum of any nature (an "ACTION") with respect to the matters released below or (B) will not prosecute, and will immediately dismiss with prejudice, any pending Action with respect to the matters released below;
(ii) Employee has not assigned to any other person or



                                       1          Employee Initials: /s/ ______


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entity any right(s) or claim(s) Employee may have against Employer; (iii) in deciding to execute this Agreement (A) no fact, evidence, event or transaction currently unknown to Employee, but which may hereinafter become known to Employee, shall affect in any way or any manner the final or unconditional nature of this Agreement; (B) Employee's execution of this Agreement is a knowing and voluntary act on Employee's part; (C) Employee has read and fully understands the terms of this Agreement, including the final and binding nature and effect of Employee's waiver of rights by execution of this Agreement; and
(D) Employee has been provided with time to consult with legal counsel as to the meaning of this Agreement, and Employee has relied solely upon the judgment of Employee's legal counsel in determining to execute this Agreement.

                  (b) WAIVER AND RELEASE. Employee hereby waives any and all rights or claims for liability Employee may now or in the future have against Employer, and its shareholders, directors, officers, employees, agents, affiliates, subsidiaries and predecessors in interest, together with their respective shareholders, directors, officers, employees and agents (collectively, "RELEASED PARTIES") in connection with, relating to or arising out of Employee's employment with Employer (or any Released Parties) or out of the termination of Employee's employment with Employer (or any Released Parties). Further, EMPLOYEE HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY, RELEASES, REMISES, ACQUITS AND FOREVER DISCHARGES RELEASED PARTIES of and from any and all manner of claims, actions, charges, complaints, causes of action, suits, judgments, demands, injuries, damages and agreements (including any specifically listed on the signature page hereto) whatsoever, whether in law or in equity, whether based on contract, statute, tort or strict liability, any alleged rights or claims arising under the National Labor Relations Act; Title VII of the Civil Rights Act of 1964, as amended; Sections 1981 through 1988 of Title 42 of the United States Code, as amended; the Employee Retirement Income Security Act of 1974, as amended (except for claims under Employer's 401(k) Profit Sharing Plan); the Immigration Reform Control Act; the Americans with Disabilities Act of 1990, as amended; the Age Discrimination in Employment Act of 1967, as amended; the Rehabilitation Act of 1973, as amended; the Fair Labor Standards Act of 1938; the Occupational Safety and Health Act; the Family and Medical Leave Act; other alleged age discrimination or other employment discrimination (including any specifically listed on the signature page hereto), breach of express or implied contract, breach of the covenant of good faith and fair dealing, wrongful discharge, or any other alleged violation of federal, state, or local statutory or common law, whether or not now known or contemplated, which now exist or may hereafter arise from any matter, fact, circumstance, happening or thing whatsoever occurring or failing to occur in connection with, relating to or arising out of Employee's employment with Employer (or any Released Parties) or out of the termination of Employee's employment with Employer (or any Released Parties).

                  (c) NATURE OF RELEASE. It is expressly understood and agreed that this Agreement is intended to cover and does cover not only all known losses and damages but any future losses and damages not now known or anticipated but which may later develop or be discovered, including the effects and consequences thereof. It is further expressly understood and agreed that as against Employee this Agreement may be pleaded as a counterclaim to or as a defense in bar or abatement of any action taken by or on behalf of Employee. Employee agrees that neither this Agreement nor performance hereunder constitutes an admission by Employer of any violation of any Employer policy, federal, state or local law, regulation, common law, or any breach of any contract or any other wrongdoing of any type.

         4. COVENANT NOT TO SUE; INDEMNIFICATION. Employee agrees not to enter into any suit, action or other proceeding at law or in equity (including administrative actions), or to prosecute further any existing suit or action that might presently exist, or to make any claim or demand of any kind or nature against any Released Party, in any such case asserting any claim released by Employee by Section 3 of this Agreement, other than an action against Employer to enforce Employee's rights contained herein. If Employee enters into any such suit, action or other proceeding in violation of this Section 4, Employee shall
(i) indemnify, defend and hold the Released Parties harmless from and against any and all liabilities, obligations, losses, damages, penalties, claims, action, suits, costs, expenses and disbursements (including attorneys' fees and



                                       1          Employee Initials: /s/ _______

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expenses and court costs whether or not litigation is commenced and, if litigation is commenced, during all trial and appellate phases of such litigation) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against any Released Party in any way relating to, arising out of, connected with or resulting from such actions, including any of the matters released hereunder and (ii) immediately return the Separation Payments. Employer shall indemnify Employee to the full extent permitted by Section 145 of the Delaware General Corporation Law, as amended, from time to time.


         5. CONFIDENTIALITY; NONSOLICITATION AND NONCOMPETITION.

                  (a) CONFIDENTIALITY. Employee acknowledges the competitive nature of the Employer's business and reaffirms Employee's prior written covenant that any information acquired by Employee regarding the Employer's business, its directors, officers and employees (whether or not such information is marked confidential) shall be considered the Employer's confidential information. In furtherance and not limitation of those prior agreements, Employee agrees not to disclose to anyone (other than Employer), or use for Employee's benefit or the benefit of any other person (other than Employer), any marketing documents or information, financial statements, reports, salary information, product cost or price information, technical information, any information relating to production or sales or any other information acquired by Employee regarding Employer's business, its directors, officers, and employees (whether or not such information is marked confidential). Furthermore, Employee agrees to immediately return to Employer all Employer property and any information (including any copies thereof) which Employee has received, prepared or helped to prepare during the course of Employee's employment with Employer.

                  (b) NONSOLICITATION. In consideration of the Separation Payments, and in furtherance and not limitation of any prior agreement between Employee and Employer with respect to nonsolicitation matters, Employee acknowledges and agrees that, during the period listed on the signature page hereto, Employee will not, in any manner or at any time, solicit or encourage any person, firm, corporation or other business entity to cease doing business with Employer or solicit or encourage any employee(s) of Employer to cease being an employee of Employer.

                  (c) NONCOMPETE PERIOD. In consideration of the Separation Payments, and in furtherance and not limitation of any prior agreement between Employee and Employer with respect to noncompete matters, Employee agrees that during the period listed on the signature page hereto, Employee will not engage in or enter the employ of, or have any interest in, directly or indirectly, any other person, firm, corporation or other entity engaged in any business activities competitive with any business carried on by Employer. Although Employer's interests are international in scope, the geographic area for purposes of this restriction shall be the continental United States.

                  (d) EQUITABLE RELIEF. Employee acknowledges and agrees that
(i) any breach of this Agreement by Employee, including any breach of the terms of this Section 5, will cause Employer irreparable injury and damage, (ii) the provisions of this Agreement are necessarily of a special, unique and extraordinary nature and (iii) if Employee breaches any such provisions, Employer shall be entitled, in addition to any other remedies and damages Employer could recover as a result of any such breach, to obtain equitable relief, including restraining orders or injunctions, both temporary and permanent, in order to prevent future violation thereof by Employee or any person with whom Employee may be affiliated. Employee hereby waives the claim or defense that Employer has an adequate remedy at law and Employee shall not claim that an adequate remedy at law exists. Further, Employee waives any requirement for Employer to post a bond in connection with any action relating to this Agreement.

                  (e) SURVIVAL. The provisions of this Section 5 shall survive any termination of this Agreement.



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         6. NONDISCLOSURE; NO DISPARAGING REMARKS; NO RE-APPLICATION. Employee
agrees that the terms of this Agreement will not be discussed by Employee with, or otherwise disclosed by Employee to, any person other than Employee's attorney, including any present or former employee of Employer, its shareholders, affiliates, subsidiaries or predecessors in interest. Employee agrees that Employee will not disparage Employer or portray Employer in a negative light. Employee agrees that a breach by Employee of the first or second sentence of this Section will cause harm and damage to Employer that is impossible, or very difficult, to estimate accurately as of the date of this Agreement. Accordingly, Employee agrees to pay to Employer, as liquidated damages (and not as a penalty), an amount equal to the Separation Payments for any (and each) such breach. Employee further agrees, and hereby waives any right to challenge, that such liquidated damages amount (i) is a reasonable forecast of the probable damages resulting from such a breach, (ii) will provide just compensation for such a breach, and (iii) is not unreasonable or disproportionate to the amount of harm anticipated as the result of such breach. Employee agrees not to re-apply for any employment position with Employer without expressly and conspicuously listing this Agreement on any application for such re-employment. Further, Employee agrees that Employer shall not be required to give any consideration to such re-application.

         7. GENERAL PROVISIONS.

                  (a) ENTIRE AGREEMENT. This Agreement incorporates by this reference the Preliminary Statement hereto. Each party represents and warrants that any facts relating to such party that are contained in the Preliminary Statement are true. This Agreement and any agreement, instrument or document to be executed in connection herewith (as referenced herein) contain the parties' entire understanding and agreement with respect to the subject matter hereof (the termination of Employee's employment with Employer and the release of any potential related claims). Any discussions, agreements, promises, representations, warranties or statements between the parties or their representatives (whether or not conflicting or inconsistent) that are not expressly contained or incorporated herein shall be null and void and are merged into this Agreement, except that any confidentiality agreement, noncompete agreement, invention assignment, stock option agreement or other agreement between Employer and Employee, expressly covering a party's rights after termination of employment, shall remain in full force and effect, in accordance with its terms, after the execution of this Agreement, including those specifically listed on the signature page hereto.

                  (b) MODIFICATION, AMENDMENT AND WAIVER. Neither this Agreement, nor any part hereof, may be modified or amended orally, by trade usage or by course of conduct or dealing, but only by and pursuant to an instrument in writing duly executed and delivered by the party sought to be charged therewith. No covenant or condition of this Agreement can be waived, except by the written consent of the party entitled to receive the benefit thereof. Forbearance or indulgence by a party in any regard whatsoever shall not constitute a waiver of a covenant or condition to be performed by the other party to which the same may apply, and, until complete performance by such other party of such covenant or condition, the party entitled to receive the benefit thereof shall be entitled to invoke any remedy available to it under this Agreement, at law, in equity, by statute or otherwise, despite such forbearance or indulgence.

                  (c) SUCCESSORS, ASSIGNS AND THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. Except as expressly provided herein, neither this Agreement nor any rights hereunder may be assigned or transferred, and no duties may be delegated, by any party hereto without the prior written consent of all other parties hereto. Each affiliate of Employer (and their predecessors, successors and assigns) shall be a third party beneficiary of this Agreement, as if such affiliate was the "Employer" hereunder.

                  (d) CONSTRUCTION. This Agreement shall not be construed more strictly against one party than against another party merely by virtue of the fact that this Agreement may have been physically




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prepared by such party, or such party's counsel, it being agreed that all parties, and their respective counsel, have mutually participated in the negotiation and preparation of this Agreement. Unless the context of this Agreement clearly requires otherwise: (i) references to the plural include the singular and vice versa; (ii) references to any person include such person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement; (iii) references to one gender include all genders; (iv) "including" is not limiting; (v) "or" has the inclusive meaning represented by the phrase "and/or"; (vi) the words "hereof", "herein", "hereby", "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (vii) article, section, subsection, clause, exhibit and schedule references are to this Agreement unless otherwise specified; (viii) reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof; and (ix) general or specific references to any law means such law as amended, modified, codified or re-enacted, in whole or in part, and in effect from time to time.

                  (e) GOVERNING LAW. All questions with respect to the formation and construction of this Agreement, and the rights and obligations of the parties hereto, shall be governed by and determined in accordance with the laws of the State identified on the signature page hereto, which are applicable to agreements entered into and performed entirely within such State, without giving effect to the choice or conflicts of law provisions thereof.

                  (f) SEVERABILITY. If any Section (or part thereof) of this Agreement is found by a court of competent jurisdiction to be contrary to, prohibited by or invalid under any applicable law, such court may modify such Section (or part thereof) so, as modified, such Section (or part thereof) will be enforceable and will to the maximum extent possible comply with the apparent intent of the parties in drafting such Section (or part thereof). If no such modification is possible, such Section (or part thereof) shall be deemed omitted, without invalidating the remaining provisions hereof. No such modification or omission of a Section (or part thereof) shall in any way affect or impair such Section (or part thereof) in any other jurisdiction. If, in the sole judgement of Employer, a Section (or part thereof) of this Agreement is so modified or omitted in a manner which eliminates a substantial part of the benefit intended to be received by Employer hereunder, then Employer may rescind this Agreement and Employee shall immediately return to Employer any consideration paid hereunder.

                  (g) CAPTIONS. The captions, headings and titles of the various Sections of this Agreement are for convenience of reference only, and shall not be deemed or construed to limit or expand the substantive provisions of such Sections.

                  (h) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which together shall constitute a single agreement.




                              [signature page next]




                                       4         Employee Initials: /s/
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
         8. REVIEW BY EMPLOYEE. Employee acknowledges that this Agreement has been reviewed in detail with Employee, that its language and intended effect have been explained, and that Employee has reviewed this Agreement with an attorney of Employee's choice. Employee also acknowledges that Employee has voluntarily entered into this Agreement of Employee's own free will based only upon the terms and conditions set out herein.

         9. EMPLOYEE'S RIGHT TO REVOKE. Employee may revoke this Agreement for a period of seven (7) days after execution by Employee, and this Agreement shall not become effective or enforceable until such period has expired.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

EMPLOYEE:                                     EMPLOYER:

                                              INSITUFORM TECHNOLOGIES, INC.,
         /s/ Carroll W. Slusher
----------------------------------------
Print Name: Carroll W. Slusher                By:       /s/ Anthony W. Hooper
SSN:        ###-##-####                            -----------------------------
Address:    336 Woodmere Drive                Name:    Anthony W. Hooper
            St. Charles, MO  63303            Title:   Chairman and CEO





---------------------------------------------------------------------------------------------------------------
State Governing Law:                    Missouri
Specifically Release State Statutes:    Missouri Human Rights Act, Mo. Rev. Stat. Section 213.010 et seq.,
                                        Missouri's Workers' Compensation Law, Mo. Rev. Stat. Section 287.010
                                        et seq., and the Missouri Service Letter Statute, Mo. Rev. Stat.
                                        Section 290.140
---------------------------------------------------------------------------------------------------------------
Specifically Surviving Agreements:      Confidentiality, Work Product and Non-Competition Agreement signed
                                        4/18/02; Confidentiality Agreement signed 1/14/01; Confidentiality
                                        Agreement dated March 31, 1999; Nondisclosure and Non-Competition
                                        Agreement signed March 4, 1997; Employee Confidentiality Agreement signed March 4, 1997; Policy with Respect to Standards of Business
                                        Conduct and Conflicts of Interest signed March 4, 1997.
---------------------------------------------------------------------------------------------------------------
Nonsolicitation Period:                 Through July 31, 2005
Noncompete Period:                      Through July 31, 2005
---------------------------------------------------------------------------------------------------------------
Employment Termination Date:            July 31, 2003     Employee agrees to resign from any
                                                          officer positions held in the Company
                                                          or in any of its affiliate no later
                                                          than July 31, 2003.
Last day of regular pay                 July 31, 2003
Offer Date:                             May 22, 2003
Acceptance Date:                        June 22, 2003

Effective Date:                         July 1, 2003
---------------------------------------------------------------------------------------------------------------

Separation Payment(s):                  $190,200          Lump sum payment to be made on or about
                                                          July 31, 2003
---------------------------------------------------------------------------------------------------------------
Vacation Pay:                           Employer agrees to pay Employee any earned but unused vacation as of
                                        Employee's Termination Date.







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
Vehicle                                 Employer agrees to pay Employee a lump sum amount that is equal the nine month's of vehicle allowance payments.
                                        Payment will be made on or about July 31, 2003.

Outplacement Counseling:                Outplacement counseling services will be provided at a national firm of Employee's choice.  Services to continue through April 30, 2004, or until employment is secured, whichever comes first.

Other:                                  Employer will provide funds to pay Employee's COBRA
                                        medical/dental (family coverage) through January 31, 2004.  This coverage is considered part of the 18 month COBRA coverage availability.

                                        Should Employee not be employed by January 31,
                                        2004, funds to pay Employee's COBRA
                                        medical/dental (family coverage) will be
                                        provided through December 31, 2004, or until
                                        Employee begins work, whichever comes first.
                                        This coverage is considered part of the 18 month
                                        COBRA coverage availability. Employer has the
                                        right to periodically inquire of Employee his
                                        employment status, and Employee agrees to
                                        provide complete information concerning such
                                        status.





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